REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM




To the Shareholders and
Board of Trustees of
Investment Managers Series Trust
Milwaukee, Wisconsin 53212


In planning and performing our audit
of the financial statements of Capital
Innovations Global Agri, Timber,
Infrastructure Fund (the Fund), a
series of Investment Managers Series
Trust, as of and for the year ended
November 30, 2014, in accordance
with the standards of the Public
Company Accounting Oversight Board
(United States), we considered their
internal control over financial
reporting, including control
activities for safeguarding
securities, as a basis for
designing our auditing procedures
for the purpose of expressing our
opinion on the financial statements
and to comply with the requirements
of Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the Funds
internal control over financial
reporting. Accordingly, we
express no such opinion.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility
, estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls.   A companys
internal control over financial
reporting is a process designed
to provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
A companys internal control over
financial reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that,
in reasonable detail, accurately
and fairly reflect the transactions
and dispositions of the assets of
the company (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles,
and that receipts and expenditures
of the company are being made only
in accordance with authorizations
of management and directors of the
company and (3) provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition, use or disposition
of a companys assets that could
have a material effect on the
financial statements.

Because of inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements.   Also,
projections of any evaluation
of effectiveness to future
periods are subject to the risk
that controls may become
inadequate because of changes
in conditions, or that the
degree of compliance with
the policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees, in
the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.   A material
weakness is a deficiency,
or combination of deficiencies,
in internal control over
financial reporting, such that
there is a reasonable possibility
that a material misstatement of
the companys annual or interim
financial statements will not
be prevented or detected on a
timely basis.









Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material weaknesses
under standards established by
the Public Company Accounting
Oversight Board (United States).
However, we noted no deficiencies
in the Funds internal control
over financial reporting and
its operation, including controls
for safeguarding securities,
which we consider to be material
weaknesses, as defined above,
as of November 30, 2014.

This report is intended solely
for the information and use of
management, Shareholders and
Board of Trustees of Investment
Managers Series Trust and the
Securities and Exchange Commission,
and is not intended to be and
should not be used by anyone
other than these specified parties.





TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2015